   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 1997


                                                     REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            MRV COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                             3577/3674                             06-1340090
   (STATE OR OTHER JURISDICTION OF         (PRIMARY STANDARD INDUSTRIAL                (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)         CLASSIFICATION CODE NUMBER)              IDENTIFICATION NUMBER)

                             8917 FULLBRIGHT AVENUE
                          CHATSWORTH, CALIFORNIA 91311
                                 (818) 773-9044
                              (818) 773-0906 (FAX)
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                   NOAM LOTAN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             8917 FULLBRIGHT AVENUE
                          CHATSWORTH, CALIFORNIA 91311
                                 (818) 773-9044
                              (818) 773-0906 (FAX)
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

         MARK A. KLEIN, ESQ.                 THOMAS H. KENNEDY, ESQ.                 KENTON J. KING, ESQ.
        SUSAN B. KALMAN, ESQ.                 SKADDEN, ARPS, SLATE,                 SKADDEN, ARPS, SLATE,
     FRESHMAN, MARANTZ, ORLANSKI,               MEAGHER & FLOM LLP                    MEAGHER & FLOM LLP
            COOPER & KLEIN                       919 THIRD AVENUE                  FOUR EMBARCADERO CENTER
   9100 WILSHIRE BOULEVARD, 8-EAST              NEW YORK, NY 10022                 SAN FRANCISCO, CA 94111
     BEVERLY HILLS, CA 90212-3480           TELEPHONE: (212) 735-3000             TELEPHONE: (415) 984-6400
      TELEPHONE: (310) 273-1870             FACSIMILE: (212) 735-2000             FACSIMILE: (415) 984-2698
      FACSIMILE: (310) 274-8357

                            ------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-30035


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------


                        CALCULATION OF REGISTRATION FEE

================================================================================


       OFTITLE OF EACH CLASS OF                                                            PROPOSED
     REGISTRATIONSECURITIES TO BE                  AMOUNT TO BE                         MAXIMUM PRICE
              REGISTERED                            REGISTERED                           PER UNIT(1)
                                                                            PROPOSED
                                                                            MAXIMUM
                                                                            AMOUNT
                                                                            AGGREGATE
                                                                            OFFERING
                                                                            PRICE(1)
FEE
------------------------------------------------------------------------------------------------------------
                                                402,500
Common Stock, $0.0034 par value.............    shares(2)        $35.75       $14,389,375        $4,361
============================================================================================================



(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c).



(2) Includes 52,500 shares that the Underwriters have the option to purchase to cover over-allotments.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-30035) filed by MRV Communications, Inc. (the "Company") with the Securities and Exchange Commission on June 25, 1997, as amended, including the exhibits thereto, and declared effective by the Commission on September 18, 1997.




                                    EXHIBITS
                                    --------

    5       Opinion of Freshman, Marantz, Orlanski, Cooper & Klein

   23.1     Consent of Arthur Andersen LLP

   23.2     Consent of Luboshitz, Kaiseras & Co. Arthur Andersen

   23.3 Consent of Freshman, Marantz, Orlanski, Cooper & Klein, a law corporation (contained in Exhibit 5)

   24.1 Power of Attorney (incorporated by reference to the Company's signature page of the Company's Registration Statement on Form S-3 (Registration No. 333-30035) filed with the
            Commission on June 25, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chatsworth, State of California, on the 18th day of September, 1997.


                                          MRV COMMUNICATIONS, INC.


                                          By:       /s/ ZEEV RAV-NOY

                                            ------------------------------------

                                                        Zeev Rav-Noy


                                                  Chief Operating Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                    NAMES                                  TITLE                     DATE
---------------------------------------------   ---------------------------   -------------------

           /s/                                  President, Chief Executive     September 18, 1997
---------------------------------------------       Officer (Principal
                 Noam Lotan*                     Executive Officer), and a
                                                         Director

              /s/ ZEEV RAV-NOY                   Chief Operating Officer,      September 18, 1997
---------------------------------------------    Treasurer, and a Director
                Zeev Rav-Noy

       /s/                                        Chairman of the Board,       September 18, 1997
---------------------------------------------    Chief Technical Officer,
              Shlomo Margalit*                   Secretary, and a Director

            /s/                                  Vice President of Finance     September 18, 1997
---------------------------------------------    and Administration, Chief
               Edmund Glazer*                        Financial Officer
                                                 (Principal Financial and
                                                    Accounting Officer)

       /s/                                               Director              September 18, 1997
---------------------------------------------
              Leonard Mautner*

       /s/                                               Director              September 18, 1997
---------------------------------------------
              Milton Rosenberg*

        /s/                                              Director              September 18, 1997
---------------------------------------------
              Igal Shidlovsky*

*By:         /s/ ZEEV RAV-NOY
---------------------------------------------
                 Zeev Rav-Noy
               Attorney-In-Fact

                                 EXHIBIT INDEX


EXHIBIT
 NUMBER                                    DESCRIPTION
--------     -----------------------------------------------------------------------
   5         Opinion of Freshman, Marantz, Orlanski, Cooper & Klein, a law
             corporation............................................................
  23.1       Consent of Arthur Andersen LLP.........................................
  23.2       Consent of Luboshitz, Kaiseras & Co. Arthur Andersen...................

  23.3       Consent of Freshman, Marantz, Orlanski, Cooper & Klein, a law
             corporation (contained in Exhibit 5)...................................